NEGATIVE PLEDGE AGREEMENT

     This Negative Pledge Agreement is made as of March 26, 1998, by and between ALLAIRE CORPORATION ("Borrower") and SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, Massachusetts 02181, doing business under the name "Silicon Valley East" ("Bank").

     In connection with, among other documents, the Loan and Security Agreement (the "Loan Documents") being concurrently executed herewith between Borrower and Bank, Borrower agrees as follows:

     1. Except for the granting of licenses by Borrower in the ordinary course of business, Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's Intellectual Property, including, without limitation, the following:

          (a) Any and all Copyright rights, Copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held;

          (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          (c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

          (d) All Mask Works or similar rights available for the protection of semiconductor chips;

          (e) All Patents, Patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the Patents and Patent applications;

          (f) Any Trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such Trademarks, including without limitation;

          (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          (h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

          (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and


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          (j)  All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing;

     2. It shall be an event of default under the Loan Documents between Borrower and Bank if there is a breach of any term of this Negative Pledge Agreement.

     3.   As used herein,

          (a)  "Intellectual Property" means:

               (i)  Copyrights, Trademarks, Patents, and Mask Works;

               (ii) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

               (iii)Any and all design rights which may be available to
                    Borrower now or hereafter existing, created, acquired or held;

               (iv) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

               (v) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

               (vi) All amendments, renewals and extensions of any of the
                    Copyrights, Trademarks, Patents, or Mask Works; and

               (vii) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

          (b) "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

          (c) "Mask Works" means all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired;

          (d) "Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

          (e) "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

     4. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Documents.


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     5.   The laws of the Commonwealth of Massachusetts shall apply to this
          Agreement. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA.

     6. This Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

                              BORROWER:

                              ALLAIRE CORPORATION

                              By:    /s/ David A. Gerth
                                     -------------------------------------------
                              Name:  David A. Gerth
                                     -------------------------------------------
                              Title: Chief Financial Officer
                                     -------------------------------------------

                              BANK:

                              SILICON VALLEY BANK, d/b/a
                              SILICON VALLEY EAST

                              By:    /s/ Andy Tsao
                                     -------------------------------------------
                              Name:  Andy Tsao
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                              SILICON VALLEY BANK

                              By:     /s/ Michelle Giannini
                                      ------------------------------------------
                              Name:   Michelle Giannini
                                      ------------------------------------------
                              Title:  Assistant Vice President
                                      ------------------------------------------
                                        (Signed in Santa Clara, California)